UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	September 1, 2018 — August 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Focused Equity Fund*

Annual report
8 | 31 | 19

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PGIAX

Putnam
Focused Equity
Fund

Annual report
8 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 9, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

As of June 24, 2019, the S&P 500 Index (an unmanaged index of common stock performance) replaced the MSCI World Industrials Index (ND) (a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector) as the benchmark for this fund because, in Putnam Management, LLC’s opinion, the securities tracked by the S&P 500 Index more accurately reflect the types of securities that generally will be held by the fund.

* The MSCI World Industrials (ND)-S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/19. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Focused Equity Fund

Dan, the fund has a new investment approach. What can you tell us about it?

Previously, this was a sector fund, investing mainly in stocks of companies in the industrials complex. In June 2019, the fund became Putnam Focused Equity Fund, featuring a more concentrated portfolio of stocks across a range of industries. We leverage Putnam’s expansive global research resources in managing the fund, and our portfolio now typically has fewer than 30 stocks.

A notable feature of our approach is that we strive for asymmetric risk/reward profiles. That is, we look for stocks that offer upside potential that is greater than their downside risk. Our goal is to protect capital during market drawdowns while investing in stocks that we believe have multiple catalysts to drive returns. In addition to conducting rigorous fundamental research of companies, we also consider investor sentiment — taking advantage of stock price declines that are driven by investor psychology rather than the fundamental strength of a business.

Focused Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Focused Equity Fund

Let’s turn to the fiscal year we are covering in this report. How was the investing environment for U.S. stocks?

U.S. stocks delivered a positive return for the 12-month period, but the advance was not a smooth one. The period began in September 2018, when U.S. stocks were delivering gains and investors were generally unfazed by a number of political and economic uncertainties. Stocks had been benefiting from trends such as rising wages, low unemployment, positive investor sentiment, and tax relief for businesses as a result of the Tax Cuts and Jobs Act of 2017.

Over the next few months, however, conditions changed significantly. Volatility began to increase in October. All three major U.S. stock indexes posted losses, including the S&P 500 Index, which recorded its worst monthly performance since 2011. In mid-October, major stock market indexes experienced a correction — a drop of more than 10% from a recent high. The turbulence increased through the end of 2018, as investors became more concerned about issues that had been risks for a while. These included rising interest rates, slowing economies in China and Europe, and the U.S.–China trade conflict.

After the difficult end to 2018, stocks rebounded quite dramatically in the early months of 2019. The S&P 500 Index saw its strongest January performance in three decades. Stock performance was boosted in part by the U.S. Federal Reserve’s decision to hold interest rates steady. Positive corporate earnings and better-than-expected economic growth helped markets advance through April. Volatility returned in the later months of the period. The escalating U.S.–China trade conflict, geopolitical concerns, and mounting fears over slowing global economic growth hurt stocks.

How did the fund perform in this environment?

I am pleased to report that the fund delivered a return of 3.09%, outperforming its primary benchmark, the S&P 500 Index, which returned 2.92%. It also outperformed its secondary benchmark, the MSCI World Industrials (ND) — S&P 500 Linked Benchmark, which returned 0.97%.

What were some holdings that contributed to performance for the period?

There is a common theme among the top three contributors in the portfolio. Each of these companies has delivered double-digit earnings growth, a result of strategic acquisitions combined with organic growth. These businesses also have strong free cash flow and shareholder-friendly capital allocation policies, in our view.

The top contributor was TransDigm, an aerospace and defense supplier. Investors responded positively to TransDigm’s better-than-expected earnings as well as its acquisition of Esterline Technologies. Another portfolio highlight, and beneficiary of a successful acquisition strategy, was Roper Technologies, which caters to the general industrial, health-care, and energy industries. Rounding out the top three was Danaher, a health-care equipment and supplies company that specializes in products for testing and diagnosis. Acquisitions have also been a key growth driver for Danaher. Its most recent was Integrated DNA Technologies in March 2018.

What are some stocks that detracted from performance during the period?

The U.S.–China trade conflict has taken a toll on many stocks, including some of the fund’s top detractors for the period. As the United States and China threatened new tariffs on each other’s goods, investors became increasingly worried about its impact. The ongoing tension between the trade partners,

Focused Equity Fund 5

coupled with slowing economic growth in China, weakened the performance of stocks in GDP-sensitive industries.

This unforgiving environment led to losses for Textron, a diversified industrial company leveraged to aerospace and defense. It was the number-one detractor for the period. Textron delivered disappointing earnings results due to weakness in its non-core recreational vehicles business. Also dampening fund performance were Emerson Electric, an automation manufacturer, and Cisco Systems, a network products manufacturer. By the close of the period, we had sold all three of these stocks. We sought to decrease the fund’s exposure to macroeconomic risks, as we believe we are in the later innings of the economic upcycle.

One detractor that remained in the portfolio was GoDaddy, a cloud-based web platform for small businesses. Investors were disappointed by the company’s recent lower-than-expected earnings. In our view, these concerns are misplaced, given the company’s reliable revenue and cash-flow streams. We took advantage of the recent price declines to add to the fund’s position in this stock.

For a number of stocks, such as Microsoft, Amazon, and Visa, the fund had larger positions than the benchmark. Could you provide some detail on this?

Our strategy is to build a concentrated portfolio of stocks in which we have strong conviction. The fund has a relatively small number of holdings, and we often differ from the benchmark in terms of the stocks we own and the size of our positions. In terms of Microsoft, Amazon, and Visa, we believe they are market leaders with durable business models, a competitive edge, solid cash flow generation, and significant growth potential.

What role did derivatives play in the fund’s performance?

On occasion, we use forward currency contracts to hedge against foreign exchange risk. These investments detracted from performance during the period.

What is your outlook for the coming months?

As the period came to a close, U.S. stocks were encountering quite a bit of turbulence. In the final month of the period, they posted their second-worst monthly performance of the year. The volatility was largely caused by the ongoing trade conflict and worries about a looming recession. Amid this volatility, stocks of many fundamentally healthy businesses were unfairly punished, in our view. While we seek to take advantage of attractively priced stocks, we also are aware of the risks. We continue to have a bias toward lower-volatility, higher-quality, U.S.-centric companies, given the recent geopolitical and macroeconomic uncertainties.

Thank you, Dan, for your time and insights today.

Current and future portfolio holdings are subject to risk. Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

6 Focused Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/18/08)
Before sales charge	14.13%	251.70%	13.40%	56.22%	9.33%	37.55%	11.21%	3.09%
After sales charge	13.50	231.48	12.73	47.24	8.05	29.64	9.04	–2.84
Class B (12/18/08)
Before CDSC	13.51	231.71	12.74	50.48	8.52	34.49	10.38	2.30
After CDSC	13.51	231.71	12.74	48.48	8.23	31.49	9.56	–2.38
Class C (12/18/08)
Before CDSC	13.34	226.35	12.56	50.48	8.52	34.46	10.37	2.29
After CDSC	13.34	226.35	12.56	50.48	8.52	34.46	10.37	1.36
Class M (12/18/08)
Before sales charge	13.59	235.13	12.86	52.42	8.79	35.52	10.66	2.59
After sales charge	13.21	223.40	12.45	47.08	8.02	30.78	9.36	–1.00
Class R (12/18/08)
Net asset value	13.87	243.43	13.13	54.27	9.06	36.47	10.92	2.79
Class R6 (5/22/18)
Net asset value	14.44	261.56	13.71	58.51	9.65	38.86	11.56	3.51
Class Y (12/18/08)
Net asset value	14.42	260.77	13.69	58.17	9.60	38.56	11.48	3.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Focused Equity Fund 7

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 8/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P 500 Index	14.22%	253.08%	13.45%	61.89%	10.11%	43.15%	12.70%	2.92%
MSCI World Industrials
(ND) — S&P 500 Linked	11.26	166.61	10.30	38.92	6.80	30.55	9.29	0.97
Benchmark*

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

As of June 24, 2019, the S&P 500 Index (an unmanaged index of common stock performance) replaced the MSCI World Industrials Index (ND) (a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector) as the benchmark for this fund because, in Putnam Management, LLC’s opinion, the securities tracked by the S&P 500 Index more accurately reflect the types of securities that generally will be held by the fund

* The MSCI World Industrials (ND) — S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $33,171 and $32,635, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $32,340. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $34,343, $36,156, and $36,077, respectively.

The MSCI World Industrials (ND) — S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

8 Focused Equity Fund

Fund price and distribution information For the 12-month period ended 8/31/19
Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$1.495		$1.495	$1.495	$1.495		$1.495	$1.495	$1.495
Short-term gains	—		—	—	—		—	—	—
Total	$1.495		$1.495	$1.495	$1.495		$1.495	$1.495	$1.495
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
8/31/18	$22.88	$24.28	$21.63	$21.66	$22.38	$23.19	$22.67	$23.14	$23.13
8/31/19	21.69	23.01	20.24	20.27	21.07	21.83	21.41	22.05	22.00

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/18/08)
Before sales charge	13.91%	228.85%	12.64%	57.55%	9.52%	32.90%	9.95%	–1.28%
After sales charge	13.29	209.95	11.98	48.49	8.23	25.26	7.80	–6.95
Class B (12/18/08)
Before CDSC	13.30	210.34	11.99	51.81	8.71	29.93	9.12	–2.03
After CDSC	13.30	210.34	11.99	49.81	8.42	26.93	8.27	–6.51
Class C (12/18/08)
Before CDSC	13.13	205.36	11.81	51.81	8.71	29.90	9.11	–2.02
After CDSC	13.13	205.36	11.81	51.81	8.71	29.90	9.11	–2.92
Class M (12/18/08)
Before sales charge	13.37	213.58	12.11	53.71	8.98	30.92	9.40	–1.77
After sales charge	12.99	202.61	11.71	48.33	8.20	26.34	8.10	–5.21
Class R (12/18/08)
Net asset value	13.65	221.59	12.39	55.64	9.25	31.89	9.67	–1.52
Class R6 (5/22/18)
Net asset value	14.23	238.15	12.96	59.86	9.84	34.15	10.29	–0.86
Class Y (12/18/08)
Net asset value	14.20	237.41	12.93	59.51	9.79	33.85	10.21	–1.04

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Focused Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/18	1.27%*	2.02%*	2.02%*	1.77%*	1.52%*	0.88%**	1.02%*
Annualized expense ratio for the
six-month period ended 8/31/19 †	1.30%	2.05%	2.05%	1.80%	1.55%	0.87%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

**Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect current fees, and restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/19 to 8/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.68	$10.52	$10.52	$9.24	$7.96	$4.48	$5.40
Ending value (after expenses)	$1,039.80	$1,035.80	$1,035.80	$1,037.40	$1,038.30	$1,042.10	$1,040.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Focused Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/19, use the following calculation method. To find the value of your investment on 3/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.61	$10.41	$10.41	$9.15	$7.88	$4.43	$5.35
Ending value (after expenses)	$1,018.65	$1,014.87	$1,014.87	$1,016.13	$1,017.39	$1,020.82	$1,019.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Focused Equity Fund 11

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund concentrates on a limited number of issuers or sectors and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

12 Focused Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI World Industrials (ND) — S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from

Focused Equity Fund 13

the inception date of the fund, December 18, 2008, through June 23, 2019, and performance of the S&P 500 Index from June 24, 2019, and thereafter.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 Focused Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2019, Putnam employees had approximately $470,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Focused Equity Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Focused Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Focused Equity Fund 17

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least December 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

18 Focused Equity Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the

Focused Equity Fund 19

performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2018. Your fund’s class A shares’ return, net of fees and expenses, was negative and exceeded the return of its benchmark over the one-year period ended December 31, 2018, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2018. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees noted that, in the periods under review and until June 2019, the fund had been named Putnam Global Industrials Fund and had concentrated its investments in the industrials sector. They noted that, in the future, their review of the fund’s performance would take into account its operation since June 2019 as Putnam Focused Equity Fund, which did not concentrate its investments in any specific sector. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Focused Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

Focused Equity Fund 21

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Focused Equity Fund (formerly Putnam Global Industrials Fund) (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, brokers and transfer agent or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
October 9, 2019

22 Focused Equity Fund

The fund’s portfolio 8/31/19

COMMON STOCKS (99.5%)*	Shares	Value
Aerospace and defense (3.7%)
TransDigm Group, Inc.	12,707	$6,840,432
		6,840,432
Beverages (2.9%)
Coca-Cola Co. (The)	96,362	5,303,764
		5,303,764
Capital markets (7.9%)
Apollo Global Management, LLC Class A	221,108	8,342,405
Goldman Sachs Group, Inc. (The)	30,133	6,144,420
		14,486,825
Commercial services and supplies (4.0%)
Waste Connections, Inc.	80,238	7,373,872
		7,373,872
Electric utilities (5.0%)
NextEra Energy, Inc.	41,488	9,089,191
		9,089,191
Entertainment (3.9%)
Live Nation Entertainment, Inc. † S	101,210	7,035,107
		7,035,107
Food and staples retail (7.5%)
Costco Wholesale Corp.	16,706	4,924,261
Walmart, Inc.	76,092	8,694,272
		13,618,533
Health-care equipment and supplies (7.3%)
Boston Scientific Corp. †	140,455	6,001,642
Danaher Corp.	51,443	7,309,537
		13,311,179
Household products (3.3%)
Procter & Gamble Co. (The)	49,653	5,969,780
		5,969,780
Industrial conglomerates (8.0%)
Honeywell International, Inc.	40,236	6,623,650
Roper Technologies, Inc.	21,588	7,917,615
		14,541,265
Insurance (3.1%)
Allstate Corp. (The)	56,044	5,738,345
		5,738,345
Internet and direct marketing retail (7.0%)
Amazon.com, Inc. †	7,213	12,812,380
		12,812,380
IT Services (19.9%)
Fidelity National Information Services, Inc.	57,711	7,861,392
GoDaddy, Inc. Class A †	86,428	5,474,350
Okta, Inc. †	51,264	6,484,896
PayPal Holdings, Inc. †	60,684	6,617,590
Visa, Inc. Class A	54,129	9,787,606
		36,225,834

Focused Equity Fund 23

COMMON STOCKS (99.5%)* cont.		Shares	Value
Oil, gas, and consumable fuels (3.5%)
Cheniere Energy, Inc. †		106,146	$6,337,978
			6,337,978
Pharmaceuticals (4.5%)
Merck & Co., Inc.		95,035	8,217,676
			8,217,676
Software (8.0%)
Microsoft Corp.		105,416	14,532,650
			14,532,650
Total common stocks (cost $172,782,339)			$181,434,811

		Principal
U.S. TREASURY OBLIGATIONS (—%)*		amount	Value
U.S. Treasury Notes 1.50%, 10/31/19 [i]		$10,000	$10,040
Total U.S. treasury obligations (cost $10,041)			$10,040

	Principal amount/
SHORT-TERM INVESTMENTS (3.5%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.32% [d]	Shares	5,936,125	$5,936,125
Putnam Short Term Investment Fund 2.19% L	Shares	156,429	156,429
State Street Institutional U.S. Government Money Market
Fund, Premier Class 2.07% P	Shares	150,000	150,000
U.S. Treasury Bills 1.986%, 11/21/19		$114,000	113,515
Total short-term investments (cost $6,356,056)			$6,356,069

TOTAL INVESTMENTS
Total investments (cost $179,148,436)			$187,800,920

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2018 through August 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $182,297,591.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $8,537 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

24 Focused Equity Fund

FORWARD CURRENCY CONTRACTS at 8/31/19 (aggregate face value $37,776,339)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Buy	9/18/19	$103,735	$108,819	$(5,084)
	British Pound	Sell	9/18/19	103,735	107,348	3,613
	Euro	Buy	9/18/19	300,587	313,213	(12,626)
	Euro	Sell	9/18/19	300,587	310,221	9,634
Barclays Bank PLC
	British Pound	Buy	9/18/19	867,382	905,019	(37,637)
	British Pound	Sell	9/18/19	867,382	909,848	42,466
	Euro	Buy	9/18/19	1,855,896	1,904,350	(48,454)
	Euro	Sell	9/18/19	1,855,896	1,933,776	77,880
	Swedish Krona	Buy	9/18/19	204,715	216,999	(12,284)
	Swedish Krona	Sell	9/18/19	204,715	213,630	8,915
	Swiss Franc	Buy	9/18/19	650,079	650,175	(96)
	Swiss Franc	Sell	9/18/19	650,079	666,058	15,979
Citibank, N.A.
	British Pound	Buy	9/18/19	670,017	699,161	(29,144)
	British Pound	Sell	9/18/19	670,017	702,826	32,809
	Danish Krone	Buy	9/18/19	933,932	958,311	(24,379)
	Danish Krone	Sell	9/18/19	933,932	971,503	37,571
	Euro	Buy	9/18/19	610,637	636,296	(25,659)
	Euro	Sell	9/18/19	610,637	626,436	15,799
	Goldman Sachs International
	British Pound	Buy	9/18/19	660,764	689,404	(28,640)
	British Pound	Sell	9/18/19	660,764	693,117	32,353
	Euro	Buy	9/18/19	1,921,581	1,971,783	(50,202)
	Euro	Sell	9/18/19	1,921,581	2,001,224	79,643
	HSBC Bank USA, National Association
	Euro	Buy	9/18/19	254,817	265,528	(10,711)
	Euro	Sell	9/18/19	254,817	261,453	6,636
	JPMorgan Chase Bank N.A.
	British Pound	Buy	9/18/19	744,409	776,662	(32,253)
	British Pound	Sell	9/18/19	744,409	780,872	36,463
	Euro	Buy	9/18/19	4,288,101	4,399,865	(111,764)
	Euro	Sell	9/18/19	4,288,101	4,468,174	180,073
	Swedish Krona	Buy	9/18/19	2,353,155	2,456,045	(102,890)
	Swedish Krona	Sell	9/18/19	2,353,155	2,494,174	141,019
	Swiss Franc	Buy	9/18/19	1,019,731	1,020,191	(460)
	Swiss Franc	Sell	9/18/19	1,019,731	1,044,836	25,105
	State Street Bank and Trust Co.
	British Pound	Buy	9/18/19	773,752	807,400	(33,648)
	British Pound	Sell	9/18/19	773,752	811,622	37,870
	Unrealized appreciation					783,828
	Unrealized (depreciation)					(565,931)
Total						$217,897

* The exchange currency for all contracts listed is the United States Dollar.

Focused Equity Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$7,035,107	$—	$—
Consumer discretionary	12,812,380	—	—
Consumer staples	24,892,077	—	—
Energy	6,337,978	—	—
Financials	20,225,170	—	—
Health care	21,528,855	—	—
Industrials	28,755,569	—	—
Information technology	50,758,484	—	—
Utilities	9,089,191	—	—
Total common stocks	181,434,811	—	—
U.S. treasury obligations	—	10,040	—
Short-term investments	306,429	6,049,640	—
Totals by level	$181,741,240	$6,059,680	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$217,897	$—
Totals by level	$—	$217,897	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

26 Focused Equity Fund

Statement of assets and liabilities 8/31/19
ASSETS
Investment in securities, at value, including $5,873,595 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $173,055,882)	$181,708,366
Affiliated issuers (identified cost $6,092,554) (Notes 1 and 5)	6,092,554
Cash	111,341
Foreign currency (cost $8) (Note 1)	8
Dividends, interest and other receivables	325,133
Foreign tax reclaim	36,347
Receivable for shares of the fund sold	138,969
Receivable for investments sold	1,027,212
Unrealized appreciation on forward currency contracts (Note 1)	783,828
Prepaid assets	35,619
Total assets	190,259,377

LIABILITIES
Payable for shares of the fund repurchased	707,492
Payable for investments purchased	74,196
Payable for compensation of Manager (Note 2)	4,806
Payable for custodian fees (Note 2)	29,316
Payable for investor servicing fees (Note 2)	59,496
Payable for Trustee compensation and expenses (Note 2)	105,509
Payable for administrative services (Note 2)	769
Payable for distribution fees (Note 2)	75,377
Unrealized depreciation on forward currency contracts (Note 1)	565,931
Collateral on securities loaned, at value (Note 1)	5,936,125
Collateral on certain derivative contracts, at value (Notes 1 and 8)	160,040
Other accrued expenses	242,729
Total liabilities	7,961,786

Net assets	$182,297,591

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 9)	$257,572,125
Total distributable earnings (Notes 1 and 9)	(75,274,534)
Total — Representing net assets applicable to capital shares outstanding	$182,297,591

(Continued on next page)

Focused Equity Fund 27

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($116,775,893 divided by 5,383,951 shares)	$21.69
Offering price per class A share (100/94.25 of $21.69)*	$23.01
Net asset value and offering price per class B share ($6,151,912 divided by 303,973 shares)**	$20.24
Net asset value and offering price per class C share ($15,010,912 divided by 740,527 shares)**	$20.27
Net asset value and redemption price per class M share ($1,559,007 divided by 74,008 shares)	$21.07
Offering price per class M share (100/96.50 of $21.07)*	$21.83
Net asset value, offering price and redemption price per class R share
($5,904,320 divided by 275,729 shares)	$21.41
Net asset value, offering price and redemption price per class R6 share
($6,377,830 divided by 289,309 shares)	$22.05
Net asset value, offering price and redemption price per class Y share
($30,517,717 divided by 1,387,187 shares)	$22.00

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28 Focused Equity Fund

Statement of operations Year ended 8/31/19
INVESTMENT INCOME
Dividends (net of foreign tax of $40,503)	$1,922,106
Interest (including interest income of $26,178 from investments in affiliated issuers) (Note 5)	47,727
Securities lending (net of expenses) (Notes 1 and 5)	28,212
Total investment income	1,998,045

EXPENSES
Compensation of Manager (Note 2)	655,465
Investor servicing fees (Note 2)	220,134
Custodian fees (Note 2)	18,992
Trustee compensation and expenses (Note 2)	4,679
Distribution fees (Note 2)	301,623
Administrative services (Note 2)	2,876
Legal	221,993
Blue sky expense	110,330
Other	197,004
Fees waived and reimbursed by Manager (Note 2)	(342,354)
Total expenses	1,390,742

Expense reduction (Note 2)	(8,526)
Net expenses	1,382,216

Net investment income	615,829

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,993,625
Foreign currency transactions (Note 1)	(28,920)
Forward currency contracts (Note 1)	(1,442,885)
Written options (Note 1)	(17,030)
Total net realized gain	3,504,790
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(5,633,430)
Assets and liabilities in foreign currencies	(1,209)
Forward currency contracts	538,976
Written options	32,797
Total change in net unrealized depreciation	(5,062,866)

Net loss on investments	(1,558,076)

Net decrease in net assets resulting from operations	$(942,247)

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 29

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 8/31/19	Year ended 8/31/18
Operations
Net investment income	$615,829	$540,780
Net realized gain on investments
and foreign currency transactions	3,504,790	7,606,312
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(5,062,866)	3,488,933
Net increase (decrease) in net assets resulting
from operations	(942,247)	11,636,025
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(204,634)
Class B	—	—
Class C	—	—
Class M	—	—
Class R	—	(940)
Class R6	—	—
Class Y	—	(257,749)
Net realized short-term gain on investments
Class A	—	(658,829)
Class B	—	(74,797)
Class C	—	(149,814)
Class M	—	(2,373)
Class R	—	(4,460)
Class R6	—	—
Class Y	—	(607,843)
From net realized long-term gain on investments
Class A	(2,564,407)	(814,537)
Class B	(277,069)	(92,475)
Class C	(819,752)	(185,220)
Class M	(8,041)	(2,934)
Class R	(15,738)	(5,514)
Class R6	(144,690)	—
Class Y	(2,307,260)	(751,496)
Increase from capital share transactions (Notes 4 and 9)	82,821,319	28,341,730
Total increase in net assets	75,742,115	36,164,140

NET ASSETS
Beginning of year	106,555,476	70,391,336
End of year (Note 1)	$182,297,591	$106,555,476

The accompanying notes are an integral part of these financial statements.

30 Focused Equity Fund

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Focused Equity Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
August 31, 2019	$22.88	.15	.16	.31	—	(1.50)	(1.50)	$21.69	3.09	$116,776	1.28[f]	.68[f]	229
August 31, 2018	20.50	.12	3.21	3.33	(.12)	(.83)	(.95)	22.88	16.36	48,411	1.24	.54	293
August 31, 2017	18.46	.27[g]	2.37	2.64	(.42)	(.18)	(.60)	20.50	14.67	30,609	1.28[f]	1.40[f,g]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	18.46	19.58	12,431	1.28[f,i]	.77[f,i]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	16.04	(5.02)	8,932	1.27[f]	.29[f]	179
Class B
August 31, 2019	$21.63	(.04)	.15	.11	—	(1.50)	(1.50)	$20.24	2.30	$6,152	2.03[f]	(.21) [f]	229
August 31, 2018	19.46	(.05)	3.05	3.00	—	(.83)	(.83)	21.63	15.52	4,332	1.99	(.24)	293
August 31, 2017	17.63	.10[g]	2.27	2.37	(.36)	(.18)	(.54)	19.46	13.81	4,002	2.03[f]	.52[f,g]	275
August 31, 2016	15.46	—[d]	2.82	2.82	(.07)	(.58)	(.65)	17.63	18.67	1,442	2.03[f,i]	(.02) [f,i]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	15.46	(5.72)	1,083	2.02[f]	(.43) [f]	179
Class C
August 31, 2019	$21.66	(.04)	.15	.11	—	(1.50)	(1.50)	$20.27	2.29	$15,011	2.03[f]	(.22) [f]	229
August 31, 2018	19.49	(.04)	3.04	3.00	—	(.83)	(.83)	21.66	15.50	12,430	1.99	(.21)	293
August 31, 2017	17.67	.09[g]	2.29	2.38	(.38)	(.18)	(.56)	19.49	13.80	7,218	2.03[f]	.48[f,g]	275
August 31, 2016	15.49	—[d]	2.83	2.83	(.07)	(.58)	(.65)	17.67	18.70	1,939	2.03[f,i]	(.01) [f,i]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	15.49	(5.71)	984	2.02[f]	(.43) [f]	179
Class M
August 31, 2019	$22.38	.12	.07	.19	—	(1.50)	(1.50)	$21.07	2.59	$1,559	1.78[f]	.54[f]	229
August 31, 2018	20.07	—[d]	3.14	3.14	—	(.83)	(.83)	22.38	15.75	122	1.74	—[e]	293
August 31, 2017	18.10	.21[g,h]	2.29	2.50	(.35)	(.18)	(.53)	20.07	14.11	159	1.78[f]	1.08[f,g,h]	275
August 31, 2016	15.81	.04	2.90	2.94	(.07)	(.58)	(.65)	18.10	19.02	104	1.78[f,i]	.24[f,i]	216
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	15.81	(5.51)	63	1.77[f]	(.21) [f]	179
Class R
August 31, 2019	$22.67	.16	.08	.24	—	(1.50)	(1.50)	$21.41	2.79	$5,904	1.53[f]	.74[f]	229
August 31, 2018	20.34	.07	3.17	3.24	(.08)	(.83)	(.91)	22.67	16.05	365	1.49	.30	293
August 31, 2017	18.33	.25[g,h]	2.33	2.58	(.39)	(.18)	(.57)	20.34	14.40	207	1.53[f]	1.30[f,g,h]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	18.33	19.28	116	1.53[f,i]	.41[f,i]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	15.97	(5.23)	62	1.52[f]	.05[f]	179
Class R6
August 31, 2019	$23.14	.23	.18	.41	—	(1.50)	(1.50)	$22.05	3.51	$6,378	.87[f]	1.07[f]	229
August 31, 2018†	23.42	.03	(.31)	(.28)	—	—	—	23.14	(1.20)*	2,334	.24*	.15*	293
Class Y
August 31, 2019	$23.13	.16	.21	.37	—	(1.50)	(1.50)	$22.00	3.33	$30,518	1.03[f]	.75[f]	229
August 31, 2018	20.70	.18	3.24	3.42	(.16)	(.83)	(.99)	23.13	16.66	38,562.99		.79	293
August 31, 2017	18.62	.28[g]	2.43	2.71	(.45)	(.18)	(.63)	20.70	14.94	28,196	1.03[f]	1.42[f,g]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	18.62	19.91	13,042	1.03[f,i]	1.04[f,i]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	16.13	(4.80)	3,382	1.02[f]	.56[f]	179

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Focused Equity Fund	Focused Equity Fund 33

Financial highlights cont.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Amount represents less than 0.01%.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2019	0.32%
August 31, 2017	0.25
August 31, 2016	0.68
August 31, 2015	0.70

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class M	0.15	0.80
Class R	0.15	0.79
Class Y	0.10	0.48

h The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

34 Focused Equity Fund

Notes to financial statements 8/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2018 through August 31, 2019.

Putnam Focused Equity Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to June 24, 2019, the fund was known as Putnam Global Industrials Fund. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value or both) of large and midsize companies that Putnam Management believes have favorable investment potential. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Focused Equity Fund 35

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

36 Focused Equity Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Focused Equity Fund 37

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,538 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $5,936,125 and the value of securities loaned amounted to $5,873,595.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

38 Focused Equity Fund

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2019, the fund had a capital loss carryover of $86,942,649 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the June 21, 2019 merger, the fund acquired $86,942,649 in capital loss carryovers from Putnam Global Natural Resources Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

	Loss carryover
Short-term	Long-term	Total
$65,251,432	$21,691,217	$86,942,649

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from net operating loss, from non-deductible merger expenses and from activity related to the merger as disclosed in Note 9. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,061,306 to decrease undistributed net investment income, $532,856 to decrease paid-in capital and $2,594,162 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,633,027
Unrealized depreciation	(2,718,316)
Net unrealized appreciation	7,914,711
Capital loss carryforward	(86,942,649)
Undistributed long-term gain	3,754,370
Cost for federal income tax purposes	$180,104,106

For the fiscal year ended August 31, 2018, the fund had undistributed net investment income of $296,970.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

Focused Equity Fund 39

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.617% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $342,354 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$115,301	Class R	3,242
Class B	8,858	Class R6	1,473
Class C	24,513	Class Y	65,843
Class M	904	Total	$220,134

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

40 Focused Equity Fund

expenses were reduced by $1,338 under the expense offset arrangements and by $7,188 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $131, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$132,948
Class B	1.00%	1.00%	41,934
Class C	1.00%	1.00%	116,877
Class M	1.00%	0.75%	2,937
Class R	1.00%	0.50%	6,927
Total			$301,623

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,643 and $103 from the sale of class A and class M shares, respectively, and received $227 and $384 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$313,607,976	$248,138,271
U.S. government securities (Long-term)	—	—
Total	$313,607,976	$248,138,271

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Focused Equity Fund 41

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 8/31/19		YEAR ENDED 8/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	392,241	$8,416,974	1,812,929	$40,918,670
Shares issued in connection with
reinvestment of distributions	147,010	2,513,874	74,214	1,644,571
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	3,998,921	87,800,313	—	—
	4,538,172	98,731,161	1,887,143	42,563,241
Shares repurchased	(1,269,884)	(27,021,840)	(1,264,559)	(28,267,069)
Net increase	3,268,288	$71,709,321	622,584	$14,296,172

	YEAR ENDED 8/31/19		YEAR ENDED 8/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	7,496	$151,739	18,803	$406,678
Shares issued in connection with
reinvestment of distributions	17,274	277,069	7,785	163,871
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	151,569	3,109,571	—	—
	176,339	3,538,379	26,588	570,549
Shares repurchased	(72,684)	(1,431,006)	(31,926)	(675,620)
Net increase (decrease)	103,655	$2,107,373	(5,338)	$(105,071)

	YEAR ENDED 8/31/19		YEAR ENDED 8/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	78,530	$1,584,459	278,571	$6,036,984
Shares issued in connection with
reinvestment of distributions	51,043	819,752	15,880	334,749
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	277,858	5,709,532	—	—
	407,431	8,113,743	294,451	6,371,733
Shares repurchased	(240,837)	(4,698,579)	(90,900)	(1,950,031)
Net increase	166,594	$3,415,164	203,551	$4,421,702

42 Focused Equity Fund

	YEAR ENDED 8/31/19		YEAR ENDED 8/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	1,871	$39,149	2,048	$45,678
Shares issued in connection with
reinvestment of distributions	483	8,041	244	5,307
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	70,979	1,515,004	—	—
	73,333	1,562,194	2,292	50,985
Shares repurchased	(4,762)	(101,373)	(4,791)	(104,726)
Net increase (decrease)	68,571	$1,460,821	(2,499)	$(53,741)

	YEAR ENDED 8/31/19		YEAR ENDED 8/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	34,324	$739,443	8,243	$183,271
Shares issued in connection with
reinvestment of distributions	461	7,793	326	7,172
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	259,314	5,623,585	—	—
	294,099	6,370,821	8,569	190,443
Shares repurchased	(34,449)	(741,690)	(2,659)	(59,225)
Net increase	259,650	$5,629,131	5,910	$131,218

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/19		TO 8/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	207,225	$4,540,041	105,139	$2,461,546
Shares issued in connection with
reinvestment of distributions	8,349	144,690	—	—
	215,574	4,684,731	105,139	2,461,546
Shares repurchased	(27,154)	(579,522)	(4,250)	(97,083)
Net increase	188,420	$4,105,209	100,889	$2,364,463

	YEAR ENDED 8/31/19		YEAR ENDED 8/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	695,178	$15,120,847	1,437,211	$32,992,043
Shares issued in connection with
reinvestment of distributions	126,658	2,192,453	72,128	1,612,781
Shares issued in connection with the
merger of Putnam Global Natural
Resources Fund	371,593	8,271,707	—	—
	1,193,429	25,585,007	1,509,339	34,604,824
Shares repurchased	(1,473,515)	(31,190,707)	(1,204,277)	(27,317,837)
Net increase (decrease)	(280,086)	$(5,605,700)	305,062	$7,286,987

Focused Equity Fund 43

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/18	cost	proceeds	income	of 8/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,922,890	$25,842,790	$22,829,555	$35,862	$5,936,125
Putnam Short Term
Investment Fund**	1,518,969	64,078,758	65,441,298	26,178	156,429
Total Short-term
investments	$4,441,859	$89,921,548	$88,270,853	$62,040	$6,092,554

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$34,000
Written equity option contracts (contract amount)	$34,000
Forward currency contracts (contract amount)	$45,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$783,828	Payables	$565,931
Total		$783,828		$565,931

44 Focused Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(1,442,885)	$(1,442,885)
Equity contracts	200,572	—	$200,572
Total	$200,572	$(1,442,885)	$(1,242,313)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$538,976	$538,976
Equity contracts	(33,939)	—	$(33,939)
Total	$(33,939)	$538,976	$505,037

Focused Equity Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency	$13,247	$145,240	$86,179	$111,996	$6,636	$382,660	$37,870	$783,828
contracts #
Total Assets	$13,247	$145,240	$86,179	$111,996	$6,636	$382,660	$37,870	$783,828
Liabilities:
Forward currency	17,710	98,471	79,182	78,842	10,711	247,367	33,648	565,931
contracts #
Total Liabilities	$17,710	$98,471	$79,182	$78,842	$10,711	$247,367	$33,648	$565,931
Total Financial
and Derivative	$(4,463)	$46,769	$6,997	$33,154	$(4,075)	$135,293	$4,222	$217,897
Net Assets
Total collateral
received	$—	$—	$—	$—	$—	$135,293	$4,222
(pledged)†##
Net amount	$(4,463)	$46,769	$6,997	$33,154	$(4,075)	$—	$—
Controlled collateral
received (including	$—	$—	$—	$—	$—	$150,000	$10,040	$160,040
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$—	$—	$—	$—
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Focused Equity Fund

Note 9: Acquisition of Putnam Global Natural Resources Fund

On June 24, 2019, the fund issued 3,998,921, 151,569, 277,858, 70,979, 259,314 and 371,593 class A, class B, class C, class M, class R and class Y shares, respectively, for 5,725,658, 233,553, 419,930, 105,793, 376,999 and 533,337 class A, class B, class C, class M, class R and class Y shares of Putnam Global Natural Resources Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment goals and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Global Natural Resources Fund, with a fair value of $16,914,340 and an identified cost of $15,815,040 at June 21, 2019, and the receivable for investments as a result of the realignment of the Putnam Global Natural Resources Fund portfolio prior to the merger were the principal asset acquired by the fund. The net assets of the fund and Putnam Global Natural Resources Fund on June 21, 2019, were $77,306,826 and $112,029,712, respectively. On June 21, 2019, Putnam Global Natural Resources Fund had undistributed net investment income of $943,802, accumulated net realized (loss) of $88,502,489 and unrealized appreciation of $1,097,535. The aggregate net assets of the fund immediately following the acquisition were $189,336,538.

Assuming the acquisition had been completed on September 1, 2018, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$2,129,423
Net (loss) on investments	$(13,755,069)
Net (decrease) in net assets resulting from operations	$(11,625,636)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Global Natural Resources Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Note 10: Strategy, investment policy and name change

Shareholders were informed through a supplement to the fund’s prospectus that Putnam Management had recommended, and the fund’s Board of Trustees had approved, changes to the fund’s investment strategy and investment policies. In connection with these changes, the fund’s name has changed to Putnam Focused Equity Fund. See the prospectus supplement for more information.

Focused Equity Fund 47

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $4,576,134 as a capital gain dividend with respect to the taxable year ended August 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

48 Focused Equity Fund

Shareholder meeting results (Unaudited)

May 15, 2019 meeting

A proposal to approve an amendment to your fund’s fundamental investment policy regarding industry concentration was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
1,480,231	88,044	61,216	512,537

All tabulations are rounded to the nearest whole number.

Focused Equity Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 Focused Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Focused Equity Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management

Putnam Management	Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Focused Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
KPMG LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Focused Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN721 318132 10/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2019	$48,245	$17,500*	$5,020	$ —
August 31, 2018	$46,625	$ —	$4,920	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended August 31, 2019 and August 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $22,520 and $4,920 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2019	$ —	$ —	$ —	$ —
August 31, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 28, 2019